                                                          EXECUTION COPY

                             LOAN PURCHASE AGREEMENT

                  THIS LOAN PURCHASE AGREEMENT, dated November 25, 2003, is
entered into by and among DLJ Mortgage Capital, Inc., a Delaware corporation
("Seller"), Credit Suisse First Boston Mortgage Acceptance Corp., a Delaware
corporation ("Purchaser"), U.S. Bank National Association, as indenture trustee
(the "Indenture Trustee") and Irwin Whole Loan Home Equity Trust 2003-D (the
"Issuer"):

                                   WITNESSETH:

                  WHEREAS, Seller, in the ordinary course of its business
acquires and originates mortgage loans and acquired or originated all of the mortgage loans listed on the Loan Schedule attached as Exhibit A hereto (the
"Initial Loans");

                  WHEREAS, the parties hereto desire that: (i) the Seller sell the Initial Loans to the Purchaser on the Closing Date pursuant to the terms of this Loan Purchase Agreement together with the Basic Documents, (ii) Seller may sell Subsequent Loans to the Issuer on one or more Subsequent Transfer Dates pursuant to the terms of the related Subsequent Transfer Agreement, and (iii)
the Seller make certain representations and warranties on the Closing Date and on each Subsequent Transfer Date;

                  WHEREAS, pursuant to the Trust Agreement, the Purchaser will sell the Initial Loans and transfer all of its rights under this Loan Purchase
Agreement to the Issuer on the Closing Date;

                  NOW, THEREFORE, for and in consideration of the sale of the
Loans from Seller to the Purchaser on the date hereof, the Purchaser shall pay to Seller on the date hereof by wire transfer of immediately available funds the net proceeds to the Purchaser of the sale of the Notes, less the amount deposited into the Pre-Funding Account and the Capitalized Interest Account
pursuant to Section 3 hereof and less the amount deposited into the Basis Risk
Reserve Fund pursuant to the Indenture, together with the Certificates, the parties hereto hereby agree as follows:

Section 1. Transfer of Loans. (a) Seller hereby sells, transfers, assigns and otherwise conveys to Purchaser (A) the Initial Loans, including the Mortgage
Notes, the Mortgages, any related insurance policies and all other documents in the related Loan Files and including any Eligible Substitute Loans; (B) all pool insurance policies, hazard insurance policies, and bankruptcy bonds relating to the foregoing, and (C) all amounts payable after the Cut-off Date to the holders of the Initial Loans in accordance with the terms thereof. In addition, Seller has delivered to the Purchaser or the Custodian, as directed by the Purchaser, the Loan Schedule and the documents listed on Exhibit C.

                  (b) Based on the Initial Certification of the Custodian, the
Indenture Trustee acknowledges receipt by the Custodian of the documents identified in the Initial Certification and declares that the Custodian holds such documents and the other documents delivered to the Custodian constituting the applicable Loan Files, in trust for the exclusive use and benefit of all present and future Noteholders. The Indenture Trustee acknowledges that it or the Custodian will maintain possession of the Loans and the Loan Files in the
State of Illinois, as directed by the Purchaser, unless otherwise permitted by the Rating Agencies.

                  (c) The Indenture Trustee agrees to deliver on the Closing
Date to the Purchaser and the Servicer an Initial Certification from the
Custodian (to the extent received by the Indenture Trustee from the Custodian).
Based on its review and examination, and only as to the documents identified in such Initial Certification, the Custodian, pursuant to the terms of the
Custodial Agreement, will acknowledge that such documents appear regular on their face and relate to such Loan. Neither the Indenture Trustee nor the
Custodian shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable, recordable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face; provided, however, that neither the Indenture Trustee nor the Custodian shall make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. Not later than 90 days after the Closing Date, upon receipt of a Final Certification from the
Custodian provided for in the Custodial Agreement, the Indenture Trustee shall deliver to the Purchaser, the Seller and the Servicer such Final Certification, with any applicable exceptions noted thereon.

                  (d) If, in the course of such review, the Indenture Trustee is notified by the Custodian that any document constituting a part of a Loan File does not meet the requirements of Exhibit C hereto, the Indenture Trustee shall cause the Custodian to list such as an exception in the Final Certification.

                  (e) The Seller shall promptly correct or cure such defect
within 90 days from the date it is so notified of such defect and, if the Seller does not correct or cure such defect within such period, the Seller shall either
(i) substitute for the related Loan an Eligible Substitute Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2(d), or (ii) purchase such Loan within 90 days from the date the Seller was notified of such defect in writing at the Repurchase Price of such Loan if such defect materially and adversely affects the value of the related Loan or interests of the Noteholders or the Certificateholders;
provided, however, that if the cure, substitution or repurchase of a Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, then the Seller shall be given
270 days from the Closing Date to cure such defect or substitute for, or repurchase such Loan; and further provided, that the Seller shall have no liability for recording any Assignment of Mortgage in favor of the Indenture
Trustee or for the Servicer's failure to record such Assignment of Mortgage, and the Seller shall not be obligated to repurchase or cure any Loan as to which such Assignment of Mortgage is not recorded. The Indenture Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage (a) which has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage. Such notice shall be delivered every 90 days thereafter until the related Mortgage is returned to the Custodian. Any substitution shall not be effected prior to the additional delivery to the Indenture Trustee or the
Custodian, of a Request for Release and the Loan File for any such Eligible
Substitute Loan. The Repurchase Price for any such Loan shall be deposited by the Seller in the Payment Account on or prior to the Business Day immediately preceding such Payment Date in the month following the month of repurchase and, upon receipt of such deposit, the Custodian, pursuant to the terms of the
Custodial Agreement, will release the related Loan File to the Seller and will execute and deliver at the Seller's request such instruments of transfer or assignment prepared by the Seller, in each case without recourse, representation and warranty or as shall be necessary to vest in the Seller, or its designee, the interest of the Purchaser, the Issuer, and the Indenture Trustee in any Loan
released pursuant hereto. It is understood and agreed that the obligation of the
Seller to cure, substitute for or to repurchase any Loan which does not meet the requirements of this Section shall constitute the sole remedy respecting such defect available to the Indenture Trustee, the Purchaser and any
Certificateholder against the Seller.

                  (f) All of the Loan Files are being held pursuant to the
Custodial Agreement. Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Indenture Trustee with respect to the custody, acceptance, inspection and release of the Loan Files pursuant to Sections 1 and 2 hereof shall be performed by the Custodian. In connection with the assignment of any Loan registered on the MERS(R) System, the
Indenture Trustee shall cause, at the Servicer's expense, as soon as practicable after the Closing Date, the MERS(R) System to indicate that such Loans have been assigned by the Seller to the Indenture Trustee in accordance with this Loan
Purchase Agreement, the Owner Trust Agreement and the Indenture for the benefit of the Noteholders by including (or deleting, in the case of Loans which are repurchased in accordance with this Agreement) in such computer files (a) the code "[IDENTIFY INDENTURE TRUSTEE SPECIFIC CODE]" in the field "[IDENTIFY THE
FIELD NAME FOR INDENTURE TRUSTEE]" which identifies the Indenture Trustee and
(b) the code "[IDENTIFY SERIES SPECIFIC CODE NUMBER]" in the field "Pool Field"
which identifies the series of the Notes issued in connection with such Loans.
Indenture Trustee agrees that it will not alter the codes referenced in this paragraph with respect to any Loan during the term of this Loan Purchase
Agreement unless and until such Loan is repurchased in accordance with the terms of this Loan Purchase Agreement..

Section 2. Representations and Warranties.

(a) Representations and Warranties as to Seller. Seller represents and warrants to the Purchaser, the Indenture Trustee and the Issuer that as of the
Closing Date:

(i) Organization and Good Standing; Licensing. Seller is a company duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of its state of jurisdiction;

(ii) Power, Authority and Binding Obligations. Seller has the power and authority to make, execute, deliver and perform this Loan Purchase Agreement and all of the transactions contemplated under this Loan Purchase Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Loan Purchase Agreement. When executed and delivered, this Loan Purchase
Agreement will constitute the legal, valid and binding obligation of Seller enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

(iii) No Conflicts. Neither the execution and delivery of this Loan Purchase
Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on Seller or its properties or the certificate of incorporation or by-laws of Seller, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on Seller's ability to enter into this Loan
Purchase Agreement and to consummate the transactions contemplated hereby;

(iv) No Consent. The execution, delivery and performance by Seller of this
Loan Purchase Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and conveyance of the Loans by Seller are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

(v) Enforceability. This Loan Purchase Agreement has been duly executed and delivered by Seller and, assuming due authorization, execution and delivery by the Purchaser, the Indenture Trustee and the Issuer, constitutes a valid and binding obligation of Seller enforceable against it in accordance with its terms
(subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally) and general principles of equity;

(vi) No Litigation. There are no actions, litigation, suits or proceedings pending or threatened against Seller before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Loan Purchase Agreement, (ii) on the sale of the Loans, or (iii) with respect to any other matter which in the judgment of
Seller if determined adversely to Seller would reasonably be expected to materially and adversely affect Seller's ability to perform its obligations under this Loan Purchase Agreement; and Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this
Loan Purchase Agreement; and

(vii) Solvent. Seller does not believe, nor does it have any cause or reason to believe, that it cannot perform each and every covenant contained in this Loan
Purchase Agreement. Seller is solvent and the sale of the Loans by it will not cause Seller to become insolvent. The sale of the Loans by Seller is not undertaken with the intent to hinder, delay or defraud any of Seller's creditors.

(b) Representations and Warranties as to Loans. Seller hereby represents and warrants, as to each Loan, that the representations and warranties set forth on Exhibit B attached hereto are true and correct as of the Cut-off Date, except where otherwise indicated in Exhibit B.

(c) Representations and Warranties as to Purchaser. Purchaser warrants and represents to, and covenants with, Seller that:

(i) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite corporate power and authority to acquire, own and purchase the Loans;

(ii) Purchaser has full corporate power and authority to execute, deliver and perform under this Loan Purchase Agreement, and to consummate the transactions set forth herein. The execution, delivery and performance by Purchaser of this
Loan Purchase Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of Purchaser. This Loan Purchase Agreement has been duly executed and delivered by Purchaser and constitutes the valid and legally binding obligation of
Purchaser enforceable against Purchaser in accordance with its respective terms;

(iii) To the best of Purchaser's knowledge, no material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Purchaser in connection with the execution, delivery or performance by Purchaser of this Loan
Purchase Agreement, or the consummation by it of the transactions contemplated hereby;

(iv) Purchaser understands that the Loans have not been registered under the
1933 Act or the securities laws of any state:

(v) The purchase price being paid by Purchaser for the Loans is in excess of
$250,000 and will be paid by cash remittance of the full purchase price within thirty (30) days of the sale;

(vi) Purchaser is acquiring the Loans for investment for its own account only and not for any other person;

(vii) Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and financial and business matters that it is capable of evaluating the merits and the risks of investment in the Loans;

(viii) Purchaser has been furnished with all information regarding the Loans that it has requested from Seller;

(ix) Neither Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Loans, an interest in the Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Loans, any interest in the Loans or any other similar security from, or otherwise approached or negotiated with respect to the Loans, any interest in the Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Loans under the 1933 Act or which would render the disposition of the Loans a violation of Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Loans;
and

(x) Either: (A) Purchaser is not an employee benefit plan ("Plan") within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974,
as amended ("ERISA") or a plan (also "Plan") within the meaning of section
4975(e)(1) of the Internal Revenue Code of 1986 as amended ("Code"), and
Purchaser is not directly or indirectly purchasing the Loans on behalf of, investment manager of, as named fiduciary of, as trustee of, or with assets of, a Plan; or (B) Purchaser's purchase of the Loans will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

(d) Upon discovery by Seller or upon notice from Purchaser, the Issuer, the
Owner Trustee, the Indenture Trustee or any Custodian, as applicable, of a breach of any representation or warranty set forth in Section 2 above which materially and adversely affects the interests of the Securityholders in any
Loan, Seller shall, within 90 days of its discovery or its receipt of notice of such breach, either (i) cure such breach in all material respects or (ii) to the extent that such breach is with respect to a Loan or a Basic Document, either
(A) repurchase such Loan from the Trust at the Repurchase Price, or (B)
substitute one or more Eligible Substitute Loans for such loan, in each case in the manner and subject to the conditions and limitations set forth below.

                  Upon discovery by Seller or upon notice from Purchaser, the
Issuer, the Servicer, the Owner Trustee, the Indenture Trustee or any Custodian,
as applicable, of a breach of any representation or warranty set forth in
Exhibit B attached hereto pursuant to Section 2 above with respect to any Loan that materially and adversely affects the interests of the Securityholders or of
Purchaser in such Loan (notice of which shall be given to Purchaser by Seller, if it discovers the same), notwithstanding Seller's lack of knowledge with respect to the substance of such representation and warranty, Seller shall, within 90 days after the earlier of its discovery or receipt of notice thereof;
either cure such breach in all material respects or either (i) repurchase such
Loan from the Trust at the Repurchase Price, or (ii) substitute one or more
Eligible Substitute Loans for such Loan, in each case in the manner and subject to the conditions set forth below. The Repurchase Price for any such Loan repurchased by Seller shall be deposited or caused to be deposited by the
Servicer in the Custodial Account maintained by it pursuant to Section 3.02 of the Servicing Agreement.

                  Seller shall also deliver to the Custodian on behalf of the
Issuer, with respect to such Eligible Substitute Loan or Loans, the original
Mortgage Note and all other documents and agreements as are required herein, with the Mortgage Note endorsed as required herein. No substitution will be made in any calendar month after the Determination Date for such month. Monthly
Payments due with respect to Eligible Substitute Loans in the month of substitution shall not be property of the Issuer and if received by the Servicer will be retained by the Servicer and remitted by the Servicer to Seller on the next succeeding Payment Date, provided that a payment at least equal to the applicable Monthly Payment has been received by the Issuer, for such month in respect of the Deleted Loan. For the month of substitution, distributions to the
Custodial Account pursuant to the Servicing Agreement will include the Monthly
Payment due on a Deleted Loan for such month and thereafter Seller shall be entitled to retain all amounts received in respect of such Deleted Loan. The
Indenture Trustee shall amend or cause to be amended the Loan Schedule to reflect the removal of such Deleted Loan and the substitution of the Eligible
Substitute Loan or Loans. Upon such substitution, the Eligible Substitute Loan or Loans shall be subject to the terms of this Loan Purchase Agreement in all respects, and Seller shall be deemed to have made the representations and warranties with respect to the Eligible Substitute Loan contained herein and set forth in paragraphs (b) through (p) of Exhibit B attached hereto as of the date of substitution, and Seller shall be obligated to repurchase or substitute for any Eligible Substitute Loan as to which a Repurchase Event has occurred as provided herein. Seller shall deposit any related Substitution Amount (as calculated by the Servicer pursuant to the Servicing Agreement) into the
Custodial Account on the day of substitution, without any reimbursement therefor.

                  Upon receipt by the Indenture Trustee on behalf of the Issuer and the Custodian of written notification, signed by a Servicing Officer, of the deposit of such Repurchase Price or of such substitution of an Eligible
Substitute Loan (together with the complete related Loan File) and deposit of any applicable Substitution Adjustment Amount as provided above, the Custodian, pursuant to the terms of the Custodial Agreement and on behalf of the Indenture
Trustee, will release to Seller the related Loan File for the Loan being repurchased or substituted for and the Indenture Trustee shall execute and deliver such instruments of transfer or assignment prepared by the Servicer, in each case without recourse, representation or warranty as shall be necessary to vest in Seller or its designee such Loan released pursuant hereto and thereafter such Loan shall not be an asset of the Issuer.

                  It is understood and agreed that the obligation of Seller to cure any breach, or to repurchase or substitute for, any Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Purchaser, the Servicer, the Issuer, the
Certificateholders (or the Owner Trustee on behalf of the Certificateholders)
and the Noteholders (or the Indenture Trustee on behalf of the Noteholders)
against Seller.

(a) It is understood and agreed that (i) representations and warranties set forth in Section 2 above and (ii) the representations and warranties set forth on Exhibit B attached hereto, shall survive delivery of the respective Loan
Files to the Indenture Trustee or the Custodian.

Section 3. Pre-Funding; Capitalized Interest.

         (a) No later than the Closing Date, the Indenture Trustee shall establish and maintain on behalf of itself one or more segregated trust accounts, which shall be Eligible Accounts, titled "Pre-Funding Account, U.S.
Bank National Association, as Indenture Trustee for Irwin Whole Loan Home Equity
Trust 2003-D" (the "Pre-Funding Account"). On the Closing Date, the Indenture
Trustee shall deposit into the Pre-Funding Account an amount equal to the
Original Pre-Funded Amount from the proceeds of the sale of the Notes. On each
Subsequent Transfer Date, the Issuer shall instruct the Indenture Trustee in writing to withdraw from the Pre-Funding Account to the extent remitted to the
Indenture Trustee an amount equal to the aggregate Principal Balance as of the related Subsequent Cut-off Date of the Subsequent Loans to be sold to the Trust by Seller on such Subsequent Transfer Date and purchased with funds on deposit in the Pre-Funding Account, and to pay such amount to or upon the order of
Seller upon satisfaction of the conditions set forth in Sections 4(d) and (e) of this Loan Purchase Agreement, and upon satisfaction of the condition set forth in Section 2 of the Subsequent Transfer Agreement with respect thereto.

         (b) If the Pre-Funded Amount has not been reduced to zero at the close of business on the last day of the Pre-Funding Period, after giving effect to any withdrawal therefrom on such day, any remaining Pre-Funded Amount shall be withdrawn by the Indenture Trustee from the Pre-Funding Account and deposited in the Payment Account and applied as a principal distribution on the Notes on the next succeeding Payment Date in accordance with the terms of the Indenture.

         (c) The Purchaser may cause the institution maintaining the Pre-Funding
Account to invest any funds therein in any of the investments described in clause (v) of Permitted Investments. In addition, no such Permitted Investment shall be purchased at a price in excess of par. At any time when the Indenture
Trustee is maintaining the Pre-Funding Account, any request by the Purchaser to invest funds on deposit therein shall be in writing, delivered to the Indenture
Trustee at or before 10:30 a.m., New York time, if such investment is to be made on such day. Any such investment shall be registered in the name of the
Indenture Trustee or its nominee, and to the extent that any such investment is certificated, such investment shall be maintained with the Indenture Trustee at its Corporate Trust Office. All net income or other gain received from any such investment shall be deposited into or credited to the Payment Account, and may be withdrawn therefrom in accordance with Section 3.05 of the Indenture. In no event shall the Indenture Trustee be liable for any investment losses on
Permitted Investments held in or credited to the Pre-Funding Account, provided that such investments are made in accordance with the provisions of this Loan
Purchase Agreement and the Indenture Trustee is not the obligor under the
Permitted Investment.

         (d) No later than the Closing Date, the Indenture Trustee shall establish and maintain on behalf of itself one or more segregated trust accounts, which shall be Eligible Accounts, titled "Capitalized Interest
Account, U.S. Bank National Association, as Indenture Trustee for Irwin Whole
Loan Home Equity Trust 2003-D" (the "Capitalized Interest Account"). The
Indenture Trustee shall, promptly upon receipt, deposit in the Capitalized
Interest Account and retain therein the Interest Coverage Amount. If the
Indenture Trustee shall not have received an investment direction from the
Purchaser, the Indenture Trustee shall invest funds on deposit in the
Capitalized Interest Account in Permitted Investments of the kind described in clause (v) of the definition of Permitted Investments having a maturity date no later than the next succeeding Payment Date. In addition, no such Permitted
Investment shall be purchased at a price in excess of par.

         (e) On each Payment Date during the Pre-Funding Period and on the
Payment Date immediately after the end of the Pre-Funding Period, the Indenture
Trustee shall withdraw from the Capitalized Interest Account and deposit into the Payment Account an amount equal to the Capitalized Interest Requirement for such Payment Date.

         (f) Upon the earliest of (i) termination of the Owner Trust Agreement in accordance with Section 8.01 thereof and (ii) the Payment Date on which amounts on deposit in the Pre-Funding Account are zero, any amount remaining on deposit in the Capitalized Interest Account shall be withdrawn by the Indenture
Trustee and paid to the Purchaser.

Section 4. Sale of Subsequent Loans.

         (a) Subject to the conditions set forth in paragraphs (d) and (e) below
(the satisfaction of which (other than the conditions specified in paragraphs
(d)(i), (d)(ii) and (d)(iii)) shall be evidenced by an Officer's Certificate of
Seller dated the date of the related Subsequent Transfer Date), in consideration of the Issuer's payment of the purchase price provided for on Attachment A to the related Subsequent Transfer Agreement on one or more Subsequent Transfer
Dates using amounts on deposit in the Pre-Funding Account, the Issuer and the
Seller may agree, on the related Subsequent Transfer Date, that the Seller will sell, transfer, assign, set over and convey without recourse to the Issuer, but subject to the other terms and provisions of this Loan Purchase Agreement, all of the right, title and interest of Seller in and to (i) Subsequent Loans identified on the related Loan Schedule attached to the related Subsequent
Transfer Agreement delivered by Seller on such Subsequent Transfer Date
(including the Cut-off Date Loan Balance then existing; (ii) all money due or to become due on such Subsequent Loan and all collections received on or after the related Subsequent Cut-off Date; and (iii) all items listed on Exhibit C hereto with respect to such Subsequent Loans; provided, however, that Seller reserves and retains all right, title and interest in and to principal received and interest accruing on such Subsequent Loan prior to the related Subsequent
Cut-off Date.

         (b) The Issuer on each Subsequent Transfer Date shall acknowledge its acceptance of all right, title and interest to the related Subsequent Loans and other property, existing on the Subsequent Transfer Date and thereafter created, conveyed to it pursuant to this Section 4.

         (c) The Issuer shall be entitled to all scheduled principal payments due on and after each related Subsequent Cut-off Date, all other payments of principal due and collected on and after each related Subsequent Cut-off Date, and all payments of interest on any related Subsequent Loans, minus that portion of any such interest payment that is allocable to the period prior to the related Subsequent Cut-off Date.

         (d) Seller may transfer to the Issuer Subsequent Loans and the other property and rights related thereto described in Section 4(a) above during the
Pre-Funding Period, and the Issuer shall cause to be released funds from the
Pre-Funding Account in accordance with Section 3 hereof, only upon the satisfaction of each of the following conditions on or prior to the related
Subsequent Transfer Date:

                  (i) Seller shall have provided the Indenture Trustee and the
         Rating Agencies with a timely Addition Notice substantially in the form of Exhibit E hereto, which notice shall be given no later than seven
         Business Days prior to the related Subsequent Transfer Date, and shall designate the Subsequent Loans to be sold to the Issuer and the aggregate Principal Balance of such Subsequent Loans as of the related
         Subsequent Cut-off Date;

                  (ii) Seller shall have delivered to the Indenture Trustee a duly executed Subsequent Transfer Agreement substantially in the form of Exhibit D, (A) confirming the satisfaction of each condition precedent and representations specified in this Section 4(d) and in
         Section 4(e) and in the related Subsequent Transfer Agreement and (B)
         including a Loan Schedule listing the Subsequent Loans;

                  (iii) as of each Subsequent Transfer Date, as represented by the Seller in the Subsequent Transfer Agreement in the form of Exhibit
         D, Seller shall not be insolvent, made insolvent by such transfer or aware of any pending insolvency;

                  (iv) such sale and transfer shall not result in a material adverse tax consequence to the Issuer or, due to any action or inaction on the part of Seller, to the Securityholders;

         (e) The obligation of the Issuer to purchase a Subsequent Loan on any
Subsequent Transfer Date is subject to the following conditions: (i) each such
Subsequent Loan must satisfy the representations and warranties specified in the related Subsequent Transfer Agreement and this Loan Purchase Agreement; (ii)
Seller has not selected such Subsequent Loan in a manner that it reasonably believes is adverse to the interests of the Issuer or the Securityholders; (iii)
as of the related Subsequent Cut-off Date such Subsequent Loan will satisfy the following criteria: (A) such Subsequent Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-off Date; (B) such
Subsequent Loan will be serviced by the Servicer, (C) the remaining term to stated maturity of such Subsequent Loan will not exceed 360 months or fifteen years if it is a balloon loan; (C) such Subsequent Loan must have an outstanding
Principal Balance of at least $1,000 and not more than $200,000 as of the related Subsequent Cut-off Date; (D) such Subsequent Loan will be underwritten substantially in accordance with the criteria set forth under "The Mortgage
Pool--Underwriting Standards" in the Prospectus Supplement; (E) such Subsequent
Loan must have a Combined Loan-to-Value Ratio at origination of no more than
125.00%; (F) such Subsequent Loan shall not mature later than the Payment Date in October 2028; (G) such Subsequent Loan shall not provide for negative amortization; (H) such Subsequent Loan must be secured by a first or second lien; and (I) following the purchase of such Subsequent Loan by the Issuer, (1)
the Loans included in the Trust Estate must have (x) a weighted average Note
Rate of at least 10.95% per annum, (y) a weighted average term to stated
maturity of less than 250 months, and (z) a weighted average Combined
Loan-to-Value Ratio of not more than 115.25%; (2) no more than 10.00% of the
Loans, by aggregate Principal Balance as of the Subsequent Cut-off Date will be balloon loans; (3) no more than 9.97% of the Loans by aggregate Principal
Balance as of the Subsequent Cut-off Date will be concentrated in one state; and
(4) as of each related Subsequent Cut-off Date, the characteristics of the Loans in the aggregate shall not vary materially from the Initial Loans. Subsequent
Loans with characteristics materially varying from those set forth above may be purchased by the Issuer and included in the Trust Estate; provided, that the addition of such Subsequent Loans will not materially affect the aggregate characteristics of the Loans in the Trust Estate. Seller shall not transfer
Subsequent Loans with the intent to mitigate losses on Loans previously transferred.

         (f) Within five Business Days after each Subsequent Transfer Date,
Seller shall deliver to the Rating Agencies and the Indenture Trustee a copy of the Loan Schedule reflecting the Subsequent Loans in electronic format.

Section 5. Definitions. For all purposes of this Loan Purchase Agreement, except as otherwise expressly provided herein or unless the context otherwise requires, capitalized terms not otherwise defined herein shall have the meanings assigned to such terms in the Definitions contained in Appendix A to the Indenture, dated
November 25, 2003 (as it may be amended or modified, the "Indenture"), between the Issuer and the Indenture Trustee, as in effect on the date hereof. All other capitalized terms used herein shall have the meanings specified herein.

Section 6. GOVERNING LAW. THIS LOAN PURCHASE AGREEMENT SHALL BE CONSTRUED
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS
AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH
SUCH LAWS.

Section 7. Counterparts. This Loan Purchase Agreement may be executed in counterparts, each of which, when so executed, shall be deemed to be an original and together shall constitute one and the same instrument.

Section 8. Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Loan Purchase Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of the Irwin Whole Loan Home Equity
Trust 2003-D, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company, but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust
Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Loan Purchase
Agreement or any other related documents.

Section 9. Successors and Assigns. This Loan Purchase Agreement shall inure to the benefit of and be binding upon Seller, Purchaser, the Indenture Trustee and the Issuer and their respective successors and assigns.

Section 10. Intention of the Parties. (a) It is the express intent of the parties hereto that the conveyance by the Seller to the Purchaser pursuant to this Loan Purchase Agreement and any applicable Subsequent Transfer Agreement of the Loans be, and be construed as, an absolute sale and assignment by the Seller to the Purchaser. Further, it is not intended that the conveyance be deemed to be the grant of a security interest in the Loans by the Seller to the Purchaser to secure a debt or other obligation. However, in the event that the Loans are held to be property of the Seller, or if for any reason this Loan Purchase
Agreement is held or deemed to create a security interest in the Loans, then (i)
this Loan Purchase Agreement shall be a security agreement within the meaning of
Article 9 of the New York Uniform Commercial Code and the Uniform Commercial
Code of any other applicable jurisdiction; (ii) the conveyances provided for in
Section 1 and in the applicable Subsequent Transfer Agreement shall be a grant by the Seller to the Purchaser of, and the Seller does hereby grant to the
Purchaser, a security interest in all of the Seller's right, title and interest, whether now owned or hereafter acquired, in and to (A) the Loans, including the
Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Loan Files and including any Eligible Substitute Loans;
(B) all pool insurance policies, hazard insurance policies and bankruptcy bonds relating to the foregoing, (C) all amounts payable after the Cut-off Date to the holders of the Loans in accordance with the terms thereof; (D) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property; (E) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter-of-credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing; and (F) all proceeds of any of the foregoing;
(iii) the possession or control by the Purchaser or any other agent of the
Purchaser of any of the foregoing property shall be deemed to be possession or control by the secured party, or possession or control by a purchaser, for purposes of perfecting the security interest pursuant to the Uniform Commercial
Code (including, without limitation, Sections 9-104, 9-106, 9-313 or 9-314 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents of, or persons holding for, the Purchaser, as applicable, for the purpose of perfecting such security interest under applicable law.

                  (b) The parties hereto, shall, to the extent consistent with this Loan Purchase Agreement, take such reasonable actions as may be necessary to ensure that, if this Loan Purchase Agreement were deemed to create a security interest in the Loans, such security interest would be a perfected security interest of first priority.

                  IN WITNESS WHEREOF, the parties have caused this Loan Purchase
Agreement to be executed by their duly authorized officers as of the date first above written.

                             DLJ MORTGAGE CAPITAL, INC.,
                                 as Seller

                             By: ____________________________________________
                                 Name:
                                 Title:

                             CREDIT SUISSE FIRST BOSTON MORTGAGE ACCEPTANCE CORP.,
                                 as Purchaser

                             By: ____________________________________________
                                 Name:
                                 Title:

                             U.S. BANK NATIONAL
                                 ASSOCIATION, as
                                 Indenture Trustee

                             By: ____________________________________________
                                 Name:
                                 Title:

                             IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D, as Issuer

                             By:  WILMINGTON TRUST COMPANY, not in its individual
                                  capacity but solely as Owner Trustee

                                  By:________________________________________
                                     Name:
                                     Title:

                                    EXHIBIT A

                                  LOAN SCHEDULE

                                    EXHIBIT B

                               REPRESENTATIONS AND
                        WARRANTIES WITH RESPECT TO LOANS

(a)               Sole Owner. As of the Closing Date, immediately prior to
                  the sale, transfer and assignment to Purchaser, Seller is the sole owner of record and holder of the Loan and the indebtedness evidenced by the Loan, the Loan was not subject to an
                  assignment or pledge and Seller had good and marketable title to and was the sole owner thereof and had full right to
                  transfer and sell the Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or
                  security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Loan and following the sale of the Loan, the Purchaser will own such Loan free and clear of any encumbrance, equity, participation interest,
                  lien, pledge, charge, claim or security interest;

(b)               Compliance With Laws. Any and all requirements of any
                  federal, state or local law including, without limitation, anti-predatory or abusive lending, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the
                  Loan have been complied with in all material respects;

(c)               No Waivers. Except for one Loan, which is subject to the
                  Soldier and Sailor's Civil Relief Act of 1940, the terms of each Loan have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded to the extent any such recordation is required by law, or, necessary to protect the interest of the Purchaser.
                  No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an
                  assumption agreement, the terms of which are reflected in the
                  Loan Schedule;

(d)               Underwriting Standards. The Loan complies with all the
                  terms, conditions and requirements of the Originator's underwriting standards in effect at the time of origination of such Loan;

(e)               Loan Schedule. The information set forth in the Loan
                  Schedule is complete, true and correct in all material respects as of the Cut-off Date;

(f)               Valid Security Interest. The Loan is a valid, subsisting,
                  enforceable and perfected first, second or third lien on the
                  Mortgaged Property (as described on the Loan Schedule),
                  including all buildings and improvements on the Mortgaged
                  Property, and such lien of is subject only to the following:

(i)               real estate taxes and special assessments not yet delinquent
                  (provided, that property taxes may be delinquent up to one year);

(ii)              as to any Loan identified as a junior lien on the Loan
                  Schedule, any senior liens secured by the Mortgaged Property related to such Loan;

(iii)             covenants, conditions and restrictions, rights of way,
                  easements and other matters of public record as of the date of recording that are acceptable to mortgage lending institutions generally;

(iv)              liens verified as paid;

(v)               liens and judgments of $5,000 or less, including (A) sewer or maintenance liens, mechanics' liens, (B) liens resulting from
                  UCC filings that have been included in the first mortgage
                  balance for the purpose of calculating the
                  combined-loan-to-value ratio for any related Loan, and (C)
                  liens relating to other matters to which like properties are commonly subject that do not materially interfere with the benefits of the security intended to be provided to, among others, the Originator by the related mortgage documents.

Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Loan establishes and creates a valid, subsisting, enforceable and perfected second lien and second priority security interest on the property described therein and Seller has full right to sell and assign the same to Purchaser, provided, however, that any representation as to the enforceability of any security interest or lien is subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and general principles of equity (whether considered in a proceeding at law or equity);

(g) Mechanics' Liens. To the best of Seller's knowledge there are no mechanics'
or similar liens or claims which have been filed for work, labor or material
(and no rights are outstanding that under law could give rise to such liens)
affecting the related collateral which are or may be liens prior to or equal to the lien of the related Loan;

(h) Unpaid Taxes. To the best of Seller's knowledge all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(i) No Defenses. The Loan is not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Loan, or the exercise of any right thereunder, render the Loan unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(j) No Damage. To the best of Seller's knowledge the Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty. At origination of the Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged
Property;

(k) Improvements. To the best of Seller's knowledge all improvements subject to any Mortgage which were considered in determining the appraised value of the
Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the related Mortgaged Property except those which are insured against by a title insurance policy and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(l) Recordation. Seller has delivered or caused to be delivered to the
Purchaser or the Custodian on behalf of the Purchaser the original Mortgage bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by Seller
(or, in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from Seller or the settlement agent who handled the closing of the Loan, certifying that such copy or copies represent true and correct copy(ies) of the originals and that such original(s)
have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) or a certification or receipt of the recording authority evidencing the same;

(m) Delinquencies. As of the Cut-off Date, (a) no more than 0.07% of the
Loans are more than 30 days delinquent; (b) none of the Loans are more than 60 days delinquent; and (c) none of the Loans are 90 days or more delinquent;

(n) Original. The Loan is original and genuine and is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

(o) Closed End. The Loan has been closed and the proceeds of the Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.
All costs, fees and expenses incurred in making or closing the Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or Mortgage; and

(p) REMIC Ineligible. As of the Cut-off Date, not less than 76.82% of the
Loans, by Cut-off Date Loan Balance, are REMIC Ineligible Loans and as of any
Subsequent Cut-off Date, the percentage of Loans that are REMIC Ineligible Loans calculated by Cut-off Date Loan Balance in the case of Initial Loans and
Subsequent Cut-off Date Loan Balance in the case of Subsequent Loans, is not less than 65%.

(q) High Cost Loans. 18.16% of the Initial Loans underlying the Securities are covered by the Home Ownership and Equity Protection Act of 1994 ("HOEPA").
None of these loans are in violation of HOEPA or any comparable state law. With respect to these HOEPA-covered loans, the originator has procedures in place to ensure that they comply with the requirements of HOEPA or such state law and these loans were originated in compliance with such procedures and requirements.
None of the remaining Initial Loans are high cost loans under HOEPA or any other state or local high cost loan laws.

(r) No Loan (a) originated on or after October 1, 2002 and before March 7, 2003 is secured by a Mortgaged Property located in the State of Georgia, and (b)
originated on or after March 7, 2003 is a "high-cost home loan" as defined under the Georgia Fair Lending Act. No Loan is a "high-cost home loan" as defined under the New York Predatory Lending Law or the New Jersey Home Ownership
Security Act.

                                    EXHIBIT C

                           CONTENTS OF EACH LOAN FILE

                  With respect to each Loan, the Loan File shall include each of the following items, which shall be delivered to the Purchaser or its designee pursuant to the terms of the Loan Purchase Agreement to which this Exhibit is attached:

Section 1. The original Mortgage Note endorsed "Pay to the order of
___________________ without recourse," and signed in the name of the Seller by an authorized officer, with all intervening endorsements showing a complete chain of title from the originator to the Seller. If the Loan was acquired by the Seller in a merger, the endorsement must be by "[Seller], successor by merger to the [name of predecessor]". If the Loan was acquired or originated by the Seller while doing business under another name, the endorsement must be by
"[Seller] formerly known as [previous name]". If the original note is unavailable, Seller will provide an affidavit of lost note (in form acceptable to the Purchaser) stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note and indemnifying the Purchaser against any and all claims arising as a result of any person or entity claiming they are the holder of the note or that the note has been paid off and returned.

Section 2. Except as provided below and for each Loan that is not a Loan registered with MERS, the original Mortgage with evidence of recording thereon, or a copy thereof certified by the public recording office in which such mortgage has been recorded or, if the original Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the title insurer, of the original Mortgage together with a certificate of the
Seller certifying that the original Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the
Mortgaged Property is located and in the case of each Loan registered with MERS, the original Mortgage, noting the presence of the MIN of the Loans and either language indicating that the Loan is a MOM Loan or if the Loan was not a MOM
Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon, or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded.

Section 3. In the case of each Loan that is not Loan registered with MERS, the original Assignment of Mortgage, from the Seller in accordance with Purchaser's instructions, which Assignment of Mortgage shall, but for any blanks requested by the Purchaser, be in form and substance acceptable for recording, or a copy certified by the Seller as a true and correct copy of the original Assignment of
Mortgage which has been sent for recordation. If the Loan was acquired or originated by the Seller while doing business under another name, the Assignment of Mortgage must be by "[Seller] formerly known as [previous name]".

Section 4. With respect to Loans that are not cooperative loans, any original policy of title insurance, if applicable, including riders and endorsements thereto, or if any such policy has not yet been issued, a written commitment or interim binder or preliminary report of title issued by the title insurance or escrow company.

Section 5. Originals of all recorded intervening Assignments, or copies thereof, certified by the public recording office in which such Assignments of Mortgage have been recorded showing a complete chain of title from the originator to the
Seller, with evidence of recording thereon, or a copy thereof certified by the public recording office in which such Assignment has been recorded or, if the original Assignment of Mortgage has not been returned from the applicable public recording office, a true certified copy, certified by the title insurer of the original Assignment together with a certificate of the title insurer certifying that the original Assignment of Mortgage has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged
Property is located.

Section 6. Originals, or copies thereof certified by the public recording office in which such documents have been recorded, of each assumption, extension, modification, written assurance or substitution agreements, if applicable, or if the original of such document has not been returned from the applicable public recording office, a true certified copy, certified by the title insurer, of such original document together with certificate of Seller certifying the original of such document has been delivered for recording in the appropriate recording office of the jurisdiction in which the Mortgaged Property is located.

Section 7. If the Mortgage Note or Mortgage or any other material document or instrument relating to the Loan has been signed by a person on behalf of the
Mortgagor, the original power of attorney or other instrument that authorized and empowered such person to sign bearing evidence that such instrument has been recorded, if so required in the appropriate jurisdiction where the Mortgaged
Property is located (or, in lieu thereof, a duplicate or conformed copy of such instrument, together with a certificate of receipt from the recording office, certifying that such copy represents a true and complete copy of the original and that such original has been or is currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the
Mortgaged Property is located), or if the original power of attorney or other such instrument has been delivered for recording in the appropriate public recording office of the jurisdiction in which the Mortgaged Property is located.

Section 8. The original of any guarantee executed in connection with the
Mortgage Note.

                                    EXHIBIT D

                      FORM OF SUBSEQUENT TRANSFER AGREEMENT

                  Pursuant to this Subsequent Transfer Agreement No. [____]
(this "Agreement"), dated as of [________], 200_, by and between DLJ Mortgage
Capital, Inc., a Delaware corporation ("Seller") and Irwin Whole Loan Home
Equity Trust 2003-D, as issuer (the "Issuer"), and pursuant to the loan purchase agreement dated as of November 25, 2003 (the "Loan Purchase Agreement"), by and
among Seller, Credit Suisse First Boston Mortgage Acceptance Corp., a Delaware
corporation, as assignee ("Purchaser"), U.S. Bank National Association (the
"Indenture Trustee") and the Issuer, Seller and the Issuer agree to the sale by
Seller and the purchase by the Issuer of the mortgage loans listed on the attached Schedule of Subsequent Loans (the "Subsequent Loans").

                  Capitalized terms used and not defined herein have their
respective meanings as set forth in Appendix A to the Indenture, dated as of
November 25, 2003, between the Issuer and the Indenture Trustee (as amended or modified, the "Indenture"), which meanings are incorporated by reference herein.
All other capitalized terms used herein shall have the meanings specified herein.

         Section 1.        Sale of Subsequent Loans.

                  (a) Seller does hereby sell, transfer, assign, set over and convey to the Issuer, without recourse, all of its right, title and interest in and to the Subsequent Loans, all principal received and interest thereon on and after the Subsequent Cut-off Date, all monies due or to become due thereon;
provided, however, that Seller reserves and retains all right, title and interest in and to principal received and interest accruing on the Subsequent
Loans prior to the Subsequent Cut-off Date. Seller, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the
Indenture Trustee each item set forth on Exhibit C of the Loan Purchase
Agreement.

                  (b) The expenses and costs relating to the delivery of the
Subsequent Loans, this Agreement and the Loan Purchase Agreement shall be borne by Seller.

                  (c) Additional terms of the sale are set forth on Attachment A hereto.

         Section 2.        Representations and Warranties; Conditions Precedent.

                  (a) Seller hereby warrants and represents to, and covenants with, Issuer, as to each Subsequent Loan assigned hereby, each of the representations, warranties and covenants set forth on Exhibit B to the Loan
Purchase Agreement. Each representation and warranty is made only as of the related Subsequent Cut-off Date and not as of the Closing Date or Subsequent
Transfer Date, except where otherwise indicated in Exhibit B. For purposes of this Agreement, all references in Exhibit B to the Closing Date shall refer to the Subsequent Transfer Date and all references therein to the Cut-off Date shall refer to the Subsequent Cut-off Date.

                  (b) Seller hereby further warrants and represents to, and
covenants with Issuer, as to each Subsequent Loan assigned hereby, that (i) such sale and transfer shall not result in a material adverse tax consequence to the
Issuer or, due to any action or inaction on the part of Seller, to the
Securityholders, (ii) Seller is not insolvent, made insolvent by such transfer or aware of any pending insolvency and (iii) the conditions set forth in Section
4(e) of the Loan Purchase Agreement have been satisfied.

                  (c) All terms and conditions of the Loan Purchase Agreement relating to the Subsequent Loans are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Loan Purchase Agreement.

         Section 4. GOVERNING LAW. THIS INSTRUMENT SHALL BE CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS
AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH
SUCH LAWS.

         Section 5. Counterparts. This Instrument may be executed in counterparts, each of which, when so executed, shall be deemed to be an original and together shall constitute one and the same instrument.

         Section 6. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon Seller and the Issuer and their respective successors and assigns.

         Section 7. Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Irwin Whole Loan Home Equity Trust 2003-D, in the
exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the
Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company, but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any
Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related document.

                                  ATTACHMENT A
                    TO FORM OF SUBSEQUENT TRANSFER AGREEMENT
                            ADDITIONAL TERMS OF SALE
                              [____________], 200_

A.
     1.  Subsequent Cut-off Date: [________], 200_
     2.  Pricing Date: [________], 200_
     3.  Subsequent Transfer Date: [________], 200_
     4. Aggregate Loan Balance of the Subsequent Loans as of the Subsequent
     Cut-off Date: $[__________] 5. Repurchase Price: 100.00%

B. As to all Subsequent Loans:
     1. Longest stated term to maturity: [___]months 2. Minimum Loan Rate:
     [_____]%
     3. Maximum Loan Rate: [_____]% 4. WAC of all Subsequent Loans: [_____]% 5.
     WAM of all Subsequent Loans: [_____]% 6. Largest Principal Balance:
     $[__________] 7. Non-owner occupied Mortgaged Properties: [_____]%
     8. California zip code concentrations: [_____]% and [_____]% 9.
     Condominiums: [_____]%
     10. Single-family:  [_____]%
     11. Weighted average term since origination: [_____]%

                                  ATTACHMENT B
                    TO FORM OF SUBSEQUENT TRANSFER AGREEMENT
                          SCHEDULE OF SUBSEQUENT LOANS
                              [____________], 200_

                                 [see attached]

                  IN WITNESS WHEREOF, the parties have caused this Subsequent
Transfer Agreement to be executed by their duly authorized officers as of the date first above written.

                         DLJ MORTGAGE CAPITAL, INC.
                              as Seller

                         By:  ________________________________________________
                              Name:
                              Title:

                         IRWIN WHOLE LOAN HOME EQUITY TRUST 2003-D,
                              as Issuer

                         By:  WILMINGTON TRUST COMPANY, not in its individual
                              capacity but solely as Owner Trustee

                              By:  ___________________________________________
                                     Name:
                                     Title:

                                    EXHIBIT E

                             FORM OF ADDITION NOTICE

                             DATE: [________], 200_

  U.S. Bank Corporate Trust Services 60 Livingston Avenue, EP-MN-WS3D St. Paul,
  Minnesota 55107-2292
  Attn:  Structured Finance-Irwin Whole Loan Home Equity
  Trust 2003-D

         Re:  Irwin Whole Loan Home Equity Trust 2003-D

Ladies and Gentlemen:

Pursuant to Section 4 of the Loan Purchase Agreement, dated as of November 25,
2003 (the "Purchase Agreement"), by and among DLJ Mortgage Capital, Inc., a
Delaware corporation ("Seller"), Credit Suisse First Boston Mortgage Acceptance
Corp., a Delaware corporation ("Purchaser"), U.S. Bank National Association (the
"Indenture Trustee") and the Irwin Whole Loan Home Equity Trust 2003-D (the
"Issuer"), Seller and Issuer have agreed that Seller will sell to the Issuer the
Subsequent Loans identified on the Schedule of Subsequent Loans attached hereto on [________], 200_, with an aggregate Principal Balance of $[__________].
Capitalized terms not otherwise defined herein have the meaning set forth in
Appendix A to the Indenture, dated as of November 25, 2003, as amended or modified, by and between the Issuer and the Indenture Trustee.

Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

Very truly yours,

DLJ MORTGAGE CAPITAL, INC.,
   as Seller

By:
     -----------------------------------------
     Name:
     Title:

cc:      Wilmington Trust Company
         Standard & Poor's
         Moody's Investors Service

ACKNOWLEDGED BY:

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:
     -----------------------------------------
     Name:
     Title: